UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Outliers Fund

Poplar Forest Cornerstone Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2016

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TABLE OF CONTENTS

Performance	1

Sector Allocation of Portfolio Assets	17

Expense Example	19

Schedules of Investments	22

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	35

Financial Highlights	38

Notes to Financial Statements	44

Notice to Shareholders	55

Approval of Investment Advisory Agreement	56

Privacy Notice	61

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Performance for each of the classes for the periods as of March 31, 2016 is as follows:

Average Annual Total Returns as of March 31, 2016

					Since
					Inception
Partners Fund	6 Months	1 Year	3 Years	5 Years	12/31/09
Institutional Class Shares	8.81%	-3.61%	9.82%	10.28%	11.60%
Class A Shares; With Load	3.23%	-8.68%	7.68%	8.87%	10.40%
Class A Shares; No Load	8.66%	-3.86%	9.54%	9.99%	11.32%
S&P 500® Index	8.49%	1.78%	11.82%	11.58%	12.68%
Russell 1000® Value Index	7.37%	-1.54%	9.38%	10.25%	11.76%

Cornerstone Fund					12/31/14
Institutional Class Shares	6.83%	-0.34%	—	—	-0.66%
Class A Shares; With Load	1.35%	-5.55%	—	—	-4.91%
Class A Shares; No Load	6.68%	-0.57%	—	—	-0.91%
40/60 Barclays
Aggregate/ S&P 500	6.21%	2.09%	—	—	2.73%
Consumer Price Index +3%	1.57%	3.88%	—	—	4.17%

Outliers Fund					12/31/11
Institutional Class Shares	1.68%	-12.73%	8.02%	—	13.77%
Russell Midcap® Index	5.94%	-4.04%	10.45%	—	14.61%

					12/31/14
Class A Shares; With Load	-3.54%	-17.33%	—	—	-13.48%
Class A Shares; No Load	1.54%	-12.98%	—	—	-9.84%
Russell Midcap® Index	5.94%	-4.04%	—	—	-0.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load do not take into account any sales charges which would reduce performance.

The expense ratio, net of fee waiver, reflects the contractual fee waiver in effect through at least January 27, 2017.  The Partners Fund expense ratio is 1.26% net and 1.31% gross for the Class A shares and 1.01% net and 1.06% gross for the Institutional shares. The Cornerstone Fund expense ratio is 1.17% net, 3.36% gross for the Class A shares and 0.92% net and 3.16% gross for the Institutional shares. The Outliers Fund expense ratio is 1.37% net, 4.94% gross for the Class A shares and 1.12% net, 4.69% gross for the Institutional shares.

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Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund, which, if applicable, may have adversely affected its performance.

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Dear Partner,

Thirty-six years ago, in the spring of 1980, I bought my first stocks – 10 shares of International Business Machines Corp. (“IBM”) and 20 shares of American Medical International, Inc. (“AMI”). I was in the 9th grade. It didn’t take long before I was hooked on investing. I looked up the prices of IBM and AMI in the newspaper and plotted them on graph paper. The up and down movements led me to ask: “Why?” I was fortunate to be working with Dave Basten, then a broker at Legg Mason. Dave took me under his wing and started explaining concepts like price/earnings ratios, price/book value multiples, and dividend yields. I loved it!

When I think back to those first equity purchases, I realize that my excitement about the treasures I was discovering in the stock market wasn’t typical. At the time, investor uncertainty was high – and for good reason. In November 1979, Iranian revolutionaries had taken over the U.S. embassy and were holding Americans hostage. Watergate and Vietnam were still fresh memories. Oil prices were high, inflation was a big problem and there were worries that a recession was coming (and it did). The country was in a real funk and looking for change. A former actor (and two-term California governor) was running for the White House (after failing to win a contested convention in 1976).

I was recently reminded of an article by Warren Buffett in the August 6, 1979 issue of Forbes magazine. Mr. Buffett offered these observations (emphasis added):

An “argument is made that there are just too many question marks about the near future; wouldn’t it be better to wait until things clear up a bit? You know the prose:  ‘Maintain buying reserves until current uncertainties are resolved,’ etc. Before reaching for that crutch, face up to two unpleasant facts: the future is never clear; you pay a very high price in the stock market for a cheery consensus. Uncertainty actually is the friend of the buyer of long-term values.”

Despite concerns that led many investors to shun stocks, the market rewarded those who saw opportunity in the uncertainty. In 1980, the S&P 500® Index (“S&P 500”) rose over 30% despite all the negativity. In the seven years of 1980 to 1986, the S&P 500 produced compound annual returns in excess of 20% per year. Today, I feel very much like Warren Buffett did back then: uncertainty has created what I believe are great bargains in the stock market.

Value investing is hard. Not many have the courage to invest in uncertain times, but there can be substantial rewards for those willing to go against the crowd – to use fundamental research to identify bargain-priced securities that others may be anxious to sell.

While value investing has a long history of market-beating returns, it doesn’t win every year. From 1965 to 2015, Mr. Buffett, arguably the most famous value investor in the world, generated a compound total return of 20.8% per year for shareholders of Berkshire Hathaway versus 9.7% for the S&P 500. But it was at times a bumpy

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ride – his results lagged behind the S&P 500 in 16 of 51 years. And the bad years were rarely near misses. In 2015, for example, Berkshire Hathaway shares fell 12.5% as compared to the 1.4% total return of the S&P 500.

Value investing’s great long-term results include long stretches of underperformance. The last eight years has been one of those stretches. The Russell 1000® Value Index, which measures the performance of the cheapest half of the 1,000 largest companies in the United States, can help us gauge how challenging the environment has been for value managers. From the end of 2007 to the end of 2015, the S&P 500 generated a total annual return of 6.5% while the Russell 1000® Value Index grew 5.1%.

Why might the last eight years have been difficult for strategies that emphasize discounted stock valuations? Perhaps it has been the rise of passive investing – an inherently “anti-value” strategy. In passive investment funds, like many index and exchange-traded funds (“ETFs”), when new money comes into the fund, the portfolio is replicated proportionately. In practical terms, that means that a fund buys twice as much of the stock that recently doubled and half as much of the stock that fell 50%. This is a momentum strategy: buy more of what’s doing well in the belief that it will continue to do well. It is the opposite of what we do – we prefer to buy low and sell high.

Another potential explanation for value strategy struggles is that, after a great run in the eight years after the bursting of the tech bubble in 2000, it became difficult to find bargains. In the period from the end of 1999 to the end of 2007, the Russell 1000® Value Index compounded at 6.8% – more than 5% a year better than the S&P 500’s 1.7%. It’s possible that there simply wasn’t as much value in value stocks. That’s not the case today.

Maybe the problem has been weak macroeconomic fundamentals in the aftermath of the financial crisis and the accompanying Great Recession. In response to the bursting of the housing bubble in 2007, financial authorities began what has become an extraordinary monetary policy experiment by cutting interest rates to zero in an effort to fend off the deflation they feared would result from deleveraging of the financial system. Central banks cut interest rates to encourage borrowing, which was expected to be used to expand businesses and, thus, the economy as a whole.

While cutting rates was an appropriate response in the immediate aftermath of the financial crisis, conditions no longer demand such action. Keynesian policy seems to have been transformed from a tool used in emergencies into a perceived cure for all economic ills. Despite an historic level of monetary intervention, global economic growth remains anemic. There appear to be diminishing returns from debt funded growth. I am hopeful that we will soon enter a new phase of monetary responsibility where policies that have piled new debt on top of the old are replaced with lessening of central bank intervention in markets and a gradual rise in interest rates. If we don’t head in this direction, I worry that we will be forced to live with the costs of misallocated societal resources and, potentially, much higher inflation in future years.

In the United States, the stage appears set for this potential policy evolution. As you can see below, unemployment and inflation, the key metrics the U.S. Federal Reserve

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Board (the “Federal Reserve”) is charged with managing, are moving in a direction that suggests a need for normalization of monetary policy in coming months and years. In a recent speech at the National Association for Business Economics Economic Policy Conference, Stanley Fischer, Federal Reserve Vice Chairman, said “we may well at present be seeing the first stirrings of an increase in the inflation rate – something that we would like to happen.”

The situation looks less rosy overseas. In Europe and Japan, authorities remain concerned that economic weakness in China will pull their already moribund economies into recession. Despite a lack of evidence that cutting interest rates will do the trick, they keep trying. I am reminded of the definition of insanity attributed to Albert Einstein: “Doing the same thing over and over again and expecting different results.” Cutting rates hasn’t worked as expected. Yet to a hammer, every problem is a nail, and many central bankers around the world don’t seem to know what else to do, but they believe they must do something. In our globally connected financial markets, the pull of negative interest rates in Japan and Europe are putting downward pressure on U.S. interest rates. In time, I believe rates will be forced higher given continued low but steady growth in the U.S. and declining unemployment. I don’t know when rates will start moving materially higher, but I believe our portfolios are well positioned for that outcome.

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Financial Services – A Potential Beneficiary of Higher Rates

One area where we continue to see great value is in large cap financial service companies. From my vantage point, these stocks remain among the most eye-catching values in the market and they continue to be the largest commitment in both the Partners and Cornerstone Funds. As you can see on the graph below, the banking and insurance companies in which the Funds are invested are currently being valued at just 74% of book value – a roughly 50% discount to the valuation they have been accorded over the last 20 years. While I acknowledge that new regulatory burdens have lessened the attractiveness of the business, I believe investors, still scarred by the devastation in the ’07-’08 financial crisis, are unwilling to accord these businesses the valuations they deserve, particularly given their balance sheets look stronger than they have in a generation.

In the short run, the downward pressure of global interest rates has kept U.S. interest rates at levels that I simply do not believe are justified by U.S. economic fundamentals. The profitability of financial service companies is dependent on the level of interest rates, and in recent months, globally influenced low interest rates have been a major headwind to our banking and insurance investments. In addition, fears of recession have led to increased worries about potential credit losses at banks and write-downs on the energy bonds held by insurance companies. We believe these concerns are overblown and that the companies have more than sufficient reserves and capital balances to avoid a repeat of the financial crisis meltdown.

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Energy – A Classic Opportunity to Buy Low

It is probably no surprise that we have a keen interest in energy and materials companies. The fall in the price of oil, natural gas, copper and many other commodities has resulted in material declines in the stock prices of companies associated with these goods. While investors appear to believe these low prices will result in permanently lower returns and/or major asset impairments that will lead to falling book value for these businesses, we see opportunities.

First, we see the potential for higher commodity prices over our investment horizon. Investors have largely underappreciated the sharp supply correction underway in many of these commodities as new investments have been curtailed. In the U.S., for example, oil and gas rigs are down approximately 75% from the peak and 30% year-to-date, while new capital investment is down more than 50%. Oil and gas wells require ongoing investments as reserves become depleted with production. Without new investments, current production begins to decline. This decline is ~5% globally and more than double in the U.S. due to a high mix of shale production.  Shrinking long-term supply and growing demand is setting the stage for more balanced markets and higher prices. Second, we focus on well capitalized companies that we believe have staying power at lower commodity prices. The companies we are focused on are diversified, have balance sheet flexibility (e.g. limited covenants, unsecured debt structure) and ample liquidity. Third, these companies are lowering their cost structures (down 20-25% on average) and taking advantage of the current

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environment to high grade their assets. These actions could result in higher returns long-term. Finally, valuation is attractive on both current and future metrics.  As you can see on the preceding page, the companies in which the Funds are invested are trading at only a slight premium to book value – 50% less than they have traded, on average, over the last 20 years. For these companies, we see limited risk of major asset impairments.

As the opportunity set has grown, we have increased our exposure to energy and materials companies from nothing in the first five years of Poplar Forest’s existence to roughly 20% of the equity exposure in both the Partners and Cornerstone Funds today.

In the early years of my career, I was an analyst focused on the energy sector. The current cycle reminds me of the mid-1980s – a time of great stress for energy companies. That stress created multi-year, market beating results for the companies that survived the cycle. At Poplar Forest, a key focus of our analytical work involves understanding each company’s cost position as well as its financial constraints. I’m delighted to report that our efforts in this area were enhanced in early February when Akash Ghiya joined Poplar Forest’s research team. Previously, Akash was part of a successful hedge fund team at Pimco where he focused on energy and industrial companies. Before that, Akash worked for a small investment firm in Boston where he developed an expertise in energy and energy infrastructure while investing in both debt and equity securities. With Akash on board, we have a fresh set of eyes to review our investments in this area. His expertise and 11 years of financial service experience are a real plus. Please join me in welcoming Akash to Poplar Forest!

The Value Opportunity – It’s Bigger than Financials and Energy

At the sector level, there appears to be great opportunities in financial service and energy and materials companies, but bargain shopping doesn’t stop there. As the chart below demonstrates, valuation spreads within industries are approaching levels last seen in 2000: the starting point for a terrific period of performance for value investors. As a practical matter, I am having a much easier time finding stocks whose price looks attractive relative to our assessment of the underlying value of the business. In the last six months, the Funds have made new investments in the consumer, healthcare and technology sectors. It has been several years since the environment looked this good to me. This evidence leads me to believe that we may be on the cusp of a multi-year period of market-beating results for value strategies like those pursued at Poplar Forest.

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Source: MSCI, Factset Bernstein Analysis

In Closing

I realize there are many things for investors to worry about: economic weakness in China and its impact on the global economy, worries about recession here at home, and a presidential race unlike anything I remember. I am particularly thankful to our founding fathers for creating a system of government that balances power between the executive, legislative, and judicial branches. The U.S. economic and political systems are messy and sometimes create disquieting feelings but, as Winston Churchill said, “Democracy is the worst form of government, except for all those other forms that have been tried from time to time.”

Markets have certainly been volatile over the last year with the S&P 500 falling 12% between May 2015 and August 2015 followed by a strong rally into November 2015; then a second decline to a new low in February 2016 followed by yet another strong rally into early March. Sentiment seems to be shifting back and forth between optimism given decent economic conditions in the U.S. and worries that Chinese economic weakness will drag the world into recession. As long as investors remain uncertain about the future, this volatility may continue. With a shopping list of potential investments that exceeds our cash reserves, we are positioned to take advantage of additional bouts of investor nervousness. As Buffett said: “Uncertainty actually is the friend of the buyer of long-term values.”

From my vantage point, equity valuations aren’t stretched, economic fundamentals look solid, and investment opportunities appear abundant. The bond market doesn’t look as attractive, but corporate spreads have opened a little and we recognize that carefully chosen bonds can play an important defensive role in portfolio construction. In the Partners Fund, we have been roughly 97% invested in equities

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for the last several months with cash reserves of 3%. In the more conservatively managed Cornerstone Fund, we’ve maintained a 65% exposure to equities with another 35% in cash and high quality bonds that we believe should cushion the downside if economic fundamentals unexpectedly disappoint. While we think the Partners Fund will do better in strong equity market years, the more defensive posture of the Cornerstone Fund should be a benefit in lean periods. Since inception on December 31, 2009 through March 31, 2016, the Partners Fund – Institutional Class has generated a total return of 11.60% per year. In the more challenging last 12 months ended March 31, 2016, the Cornerstone Fund – Institutional Class was down just 0.34% versus a 3.61% decline for the Partners Fund – Institutional Class.

I remember well the excitement that my 14-year old self felt when buying those first stocks in the early 1980s. I feel that same delight today as I sift through the opportunities created by the current bout of uncertainty. We appreciate the patience of our client partners who understand that even great investment processes don’t beat the market every year. We will continue to do what we’ve done from the beginning: invest alongside you in our funds with the goal of generating market-beating, long-term returns by building portfolios of high conviction investments that we believe are only temporarily unloved or underappreciated.

Thank you for your continued confidence in Poplar Forest.

J. Dale Harvey
April 4, 2016

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

The last few months have been a period of great volatility, but little net progress. After starting the year at 2044, the S&P 500 fell almost 10% to a mid-February low of 1829 before rallying back to 2060 at quarter-end. Including dividends, the S&P 500 produced a gain of 8.49% for the six-month period ended March 31, 2016. In this environment, we are pleased with the Partners Fund’s Institutional Class 8.81% return and the Class A 8.66% return (no load).

The biggest headwind to our results this fiscal period, came from the Fund’s financial service investments. In the short run, the downward pressure of global interest rates has kept U.S. interest rates at levels that I simply do not believe are justified by U.S. economic fundamentals. The profitability of financial service companies is dependent on the level of interest rates. In recent months, globally influenced low interest rates have been a major headwind to our banking and insurance investments. In addition, fears of recession have led to increased worries about potential credit losses at banks and write-downs on the energy bonds held by insurance companies. We believe these concerns are overblown and that the companies have more than sufficient reserves and capital balances to avoid a repeat of the financial crisis meltdown.

One of the biggest positive contributors to the Fund’s results this period was a gain in Freeport-McMoRan Inc. (“Freeport”), a producer of copper, gold, oil, natural gas and other commodities. At the end of 2015, Freeport was in the cross hairs of investors who believed that slowing growth in China and other developed markets had resulted in a permanent reduction in prices of the key commodities produced by Freeport. At that time, the company took steps to improve its balance sheet and cash generating ability as it worked through the challenges of the macro environment. We continued to believe Freeport would produce solid future investment gains when the cyclical decline in commodity prices reversed. Commodity prices did reverse in 2016 and Freeport shares recovered a portion of their losses incurred in 2015.

Other energy and materials related companies that helped the Fund’s results included Reliance Steel & Aluminum Co. and MSC Industrial Direct Co., Inc., a distributor of industrial goods. Both stocks had been dragged down in the commodity downdraft last year despite having variable cost business models that should result in less downside during tough times. Also benefitting results were investments in Mattel, Inc. and Avon Products, Inc., both recognized consumer companies undergoing operational turnarounds that should result in higher operating margins over time.

I’m particularly excited about the value I see in the portfolio today. The companies in which the Fund has invested offer proportionate free cash flow equaling more than 7% of their market value (excluding energy and materials), they trade at a more than 30% discount to our appraisal of fair value, and at close to a 50% discount to the S&P 500 on our assessment of normalized earnings. We believe that investing in financially strong companies when they are out of favor, and thus trading at heavily discounted prices, can offer very compelling prospective returns – particularly in the current low yield investment environment.

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Given our focus on long-term investing, we pay most attention to our long-term results – specifically on the Fund’s Institutional Class shares (IPFPX). While we are disappointed in current comparisons, this has happened before and we believe that by sticking to our investment discipline, we can deliver on our goal of market-beating returns over full market cycles. The chart below is a hypothetical representation of how $10,000 would have grown had it been invested in either the Institutional Class shares of the Fund (to $19,846) or in the S&P 500 (to $21,078).

Past performance does not guarantee future results. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since the Fund’s inception on December 31, 2009. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

We launched the Cornerstone Fund on December 31, 2014, to provide investors with a less volatile version of our flagship Partners Fund. It is our belief that investors can enjoy solid long-term returns with an approach that balances the volatile growth of equities with the stability of bonds and cash. Our balanced strategy focuses on growing our client partners’ long-term purchasing power while avoiding permanent losses of capital. We believe compounding returns can be a powerful wealth

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producer. By building on the firm’s flagship strategy, the Cornerstone Fund uses fixed income and cash when seeking to lower volatility and emphasize capital preservation. Equities will always be at least half of the Fund’s assets, but a mandate to invest in fixed income allows us to tactically adjust the Fund’s profile based on market conditions and perceived risk.

As was the case last year, the Cornerstone Fund’s defensive posture was a benefit in the difficult markets with which we’ve had to contend. In the six-month fiscal period ended March 31, 2016, the Cornerstone Fund’s Institutional Class and Class A generated a positive 6.83% and 6.68% return (no load), respectively, compared with the 40/60 Barclays U.S. Aggregate Bond Index and S&P 500 blended return of 6.21% and a return of 1.57% for the Consumer Price Index +3%. In the short-term, the Cornerstone Fund is doing just what we hoped it would do.

As you would expect, the biggest headwinds and tailwinds for the Cornerstone Fund were similar to that of the Partners Fund: financial service companies hurt and Freeport-McMoRan Inc., Reliance Steel & Aluminum Co., MSC Industrial Direct Co., Inc., and Mattel, Inc. helped. One noteworthy difference between the two Funds is an investment in Las Vegas Sands Corp. We recently established a position in the company as we believed investors had overly punished the company due to concerns about the Chinese economy. With respect to the company, those concerns appear to have dissipated and the stock was one of the better contributors to the Fund’s results.

The portfolio’s asset allocation is currently 65% equities, 25% fixed income and 10% cash and equivalents. This is unchanged since inception of the Fund. The bond portfolio continues to hold high-quality, low-duration securities with the intention of limiting risk from rising interest rates. The Fund’s cash and equivalents weighting sets us up to deploy assets as opportunities emerge.

As we look ahead, we believe the Fund’s portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations. Our stock and bond selection continues to emphasize capital preservation. The overwhelming majority of our equity investments are investment grade rated and dividend paying. The fixed income holdings are highly rated credits with short duration to dampen the impact of rising interest rates.

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Portfolio Manager: Steve Burlingame

During the six-month fiscal period ended March 31, 2016, the Russell Midcap® Index experienced significant volatility as investors grew concerned about mixed signals on the health of the U.S. economy. The Russell Midcap® Index declined by more than -16% from a peak in November 2015 to a trough in February 2016 and ended the period on March 31, 2016 with a single digit return. I wouldn’t be surprised to see additional bouts of volatility over the course of 2016. For the six-month fiscal period ended March 31, 2016, the Fund’s Institutional Class and Class

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A generated returns of 1.68% and 1.54%, respectively, which were lower than the Russell Midcap® Index return of 5.94%. Our goal is not to outperform every quarter or even every year but rather to generate market-beating annualized returns over a full market cycle. Since inception on December 31, 2014, the Fund’s Institutional Class has generated an annualized return of 13.77% which compares to a 14.61% return for the Russell Midcap® Index.

Relative to the Russell Midcap® Index, the Fund’s performance was primarily hurt by sector allocation decisions.  Investments in the Healthcare and Energy sectors contributed the most to the Fund’s relative returns whereas investments in the Consumer Discretionary and Industrials sectors detracted the most. I continue to find significant value in both the Energy and Healthcare sectors.  The primary driver of weak performance in the Consumer Discretionary sector was the Fund’s investment in H&R Block, Inc. (“HRB”). HRB is the market leader in U.S. tax preparation services and the company’s stock price declined on weaker than expected filings of early tax returns.  As the stock price declined, the Fund bought more shares of HRB and I continue to have a favorable long-term view on the company’s ability to win back lost market share as state and federal governments crack down on rising rates of tax fraud by independent tax preparers. The primary driver of weak performance in the Industrials sector was the Fund’s investment in NN Corp. (“NNBR”) which experienced stock price declines over fears about elevated debt levels and exposure to the global auto market.  I continue to believe that NNBR’s new management team will be successful in diversifying NNBR’s business mix away from autos and I find the company’s long-term prospects compelling at current valuations.  The Fund continues to have no exposure to Utilities or real estate investment trusts (“REITs”). Many of these companies pay investors high dividend yields and are often viewed as fixed income equivalents. Over the next three to five years, investors may become less interested in Utilities and REITs if interest rates on competing fixed income assets rise.

Quarterly Changes:

During the last six months, the Fund initiated investments in Horizon Pharma Plc (“HZNP”), Verisk Analytics, Inc. (“VRSK”) and Devon Energy Corp. (“DVN”) and exited the Fund’s investments in DeVry Education Group, Inc. (“DV”), NetApp, Inc. (“NTAP”), UTI Worldwide, Inc. (“UTIW”) and Zynga, Inc. (“ZNGA”). The Fund continues to look quite different from the Russell Midcap® Index with notably higher allocations to the Healthcare and Energy sectors and notably lower allocations to the Financials, Utilities, and Consumer Staples sectors.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and

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mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in an index.

The Russell 1000® Value Index includes 1,000 or fewer of the largest U.S. firms by market capitalization and represents about 90% of the U.S. market; if an issue disappears because of bankruptcy, merger or other corporate action, it is not replaced until the next index reconstitution. The index is reconstituted on a June 30th annual cycle.  The Russell 1000 Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Barclays U.S. Aggregate Bond Index, which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States.

The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index blend.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.  It is not possible to invest directly in an index.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in the CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

Active investing has higher management fees because of the manager’s increased level of involvement while index investing has lower management and operating fees. Investing in both actively managed funds and index funds involves risk and principal loss is possible. Both actively managed funds and index funds generally have daily liquidity. Actively managed mutual funds may have higher portfolio turnover than index funds. Excessive turnover can limit returns and can incur capital gains.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a specific Index, such as the S&P 500® Index.

Price/Book is the ratio of a firm’s closing stock price and its fiscal year end book value per share.

Price/Earnings (“P/E”) Ratio is the ratio of a firm’s closing stock price and its earnings per share.

Earnings Per Share is calculated by dividing a company’s net income by its outstanding common shares.  Earnings growth is the percentage increase in earnings per share from one year to the next.  Growth is not a measure of the Funds’ future performance.

POPLAR FOREST FUNDS

Gross domestic product is the amount of goods and services produced in a year, in a country.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Forward earnings per share or forward price/ earnings is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2016 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2016 (Unaudited), Continued

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/15 – 3/31/16).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.35% and 1.10% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2016 (Unaudited), Continued

class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/15	3/31/16	10/1/15 – 3/31/16	Ratio*
Poplar Forest Partners Fund
Class A Shares
Actual	$1,000.00	$1,086.60	$6.52	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,088.10	$5.22	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/15	3/31/16	10/1/15 – 3/31/16	Ratio*
Poplar Forest Outliers Fund
Class A Shares
Actual	$1,000.00	$1,015.40	$6.80	1.35%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.81	1.35%

Institutional Class Shares
Actual	$1,000.00	$1,016.80	$5.55	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/15	3/31/16	10/1/15 – 3/31/16	Ratio*
Poplar Forest Cornerstone Fund
Class A Shares
Actual	$1,000.00	$1,066.80	$5.94	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,068.30	$4.65	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares	COMMON STOCKS – 97.2%	Value

	Banks – 8.3%
1,075,000	Bank of America Corp.	$14,534,000
435,000	Citigroup, Inc.	18,161,250
225,000	JPMorgan Chase & Co.	13,324,500
		46,019,750
	Construction & Engineering – 4.2%
752,500	AECOM Technology Corp. (b)	23,169,475

	Containers & Packaging – 1.9%
220,000	Sealed Air Corp.	10,562,200

	Electronic Equipment,
	Instruments & Components – 3.7%
332,500	TE Connectivity Ltd. (a)	20,588,400

	Energy Equipment & Services – 6.7%
450,000	Baker Hughes, Inc.	19,723,500
154,200	Halliburton Co.	5,508,024
725,000	Rowan Companies plc – Class A (a)	11,672,500
		36,904,024
	Health Care Equipment & Supplies – 2.8%
145,000	Zimmer Biomet Holdings, Inc.	15,461,350

	Health Care Providers & Services – 6.6%
125,000	Aetna Inc.	14,043,750
315,000	Quest Diagnostics, Inc.	22,506,750
		36,550,500
	Industrial Conglomerates – 2.8%
485,000	General Electric Co.	15,418,150

	Insurance – 14.1%
215,000	Allstate Corp.	14,484,550
435,000	American International Group, Inc.	23,511,750
500,000	Lincoln National Corp.	19,600,000
465,000	MetLife, Inc.	20,432,100
		78,028,400
	IT Services – 2.8%
104,000	International Business Machines Corp.	15,750,800

	Leisure Products – 3.7%
615,000	Mattel, Inc.	20,676,300

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Metals & Mining – 7.1%
1,315,000	Freeport-McMoRan Inc.	$13,597,100
375,000	Reliance Steel & Aluminum Co.	25,946,250
		39,543,350
	Oil, Gas & Consumable Fuels – 7.3%
410,000	Antero Resources Corp. (b)	10,196,700
240,000	Chevron Corp.	22,896,000
269,900	Devon Energy Corp.	7,406,056
		40,498,756
	Personal Products – 2.3%
2,700,000	Avon Products, Inc.	12,987,000

	Pharmaceuticals – 2.5%
170,000	Eli Lilly & Co.	12,241,700
31,500	Merck & Co., Inc.	1,666,665
		13,908,365
	Professional Services – 4.0%
214,000	Dun & Bradstreet Corp.	22,059,120

	Semiconductors & Semiconductor Equipment – 2.3%
950,000	Intersil Corp. – Class A	12,701,500

	Software – 4.0%
405,000	Microsoft Corp.	22,368,150

	Technology Hardware, Storage & Peripherals – 3.6%
1,125,000	Hewlett Packard Enterprise Co.	19,946,250

	Textiles, Apparel & Luxury Goods – 1.6%
215,000	Coach, Inc.	8,619,350

	Trading Companies & Distributors – 4.9%
355,000	MSC Industrial Direct Inc. – Class A	27,090,050
	TOTAL COMMON STOCKS
	(Cost $452,788,316)	538,851,240

Principal
Amount	CORPORATE BONDS – 0.3%

	Health Care Providers & Services – 0.1%
	Quest Diagnostics, Inc.
$750,000	3.200%, 4/1/16	750,000

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Principal
Amount		Value

	Life Sciences Tools & Services – 0.1%
	Thermo Fisher Scientific, Inc.
$270,000	2.250%, 8/15/16	$271,499

	Semiconductors &
	Semiconductor Equipment – 0.1%
	Altera Corp.
688,000	1.750%, 5/15/17	694,179
	TOTAL CORPORATE BONDS
	(Cost $1,711,826)	1,715,678

Shares	SHORT-TERM INVESTMENTS – 2.5%

13,870,302	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.35% (c)	13,870,302
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $13,870,302)	13,870,302
	Total Investments in Securities
	(Cost $468,370,444) – 100.0%	554,437,220
	Liabilities in Excess of Other Assets – 0.0%	(132,721)
	NET ASSETS – 100.0%	$554,304,499

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares	COMMON STOCKS – 82.8%	Value

	Banks – 1.4%
1,950	CIT Group Inc.	$60,508

	Building Products – 1.2%
1,100	Armstrong World Industries, Inc. (b)	53,207

	Commercial Services & Supplies – 2.5%
2,200	Clean Harbors, Inc. (b)	108,548

	Communications Equipment – 5.0%
2,950	Motorola Solutions, Inc.	223,315

	Construction & Engineering – 2.5%
3,530	AECOM Technology Corp. (b)	108,689

	Diversified Consumer Services – 5.6%
6,550	Block H & R, Inc.	173,051
1,550	Strayer Education, Inc. (b)	75,562
		248,613
	Diversified Financial Services – 0.7%
1,950	Leucadia National Corp.	31,531

	Energy Equipment & Services – 5.3%
1,400	Baker Hughes, Inc.	61,362
600	Core Laboratories N.V. (a)	67,446
1,750	Dril-Quip, Inc. (b)	105,980
		234,788
	Health Care Equipment & Supplies – 5.9%
2,450	Zimmer Biomet Holdings, Inc.	261,244

	Health Care Providers & Services – 12.4%
2,150	Aetna Inc.	241,552
900	Humana, Inc.	164,655
2,010	Quest Diagnostics, Inc.	143,615
		549,822
	Insurance – 5.2%
6,600	Progressive Corp.	231,924

	Leisure Products – 3.6%
4,700	Mattel, Inc.	158,014

	Machinery – 1.3%
4,200	NN, Inc.	57,456

	Metals & Mining – 3.6%
2,300	Reliance Steel & Aluminum Co.	159,137

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Oil, Gas & Consumable Fuels – 2.9%
449	Devon Energy Corp.	$12,321
1,700	EQT Corp.	114,342
		126,663
	Pharmaceuticals – 2.5%
6,600	Horizon Pharma Plc (a) (b)	109,362

	Professional Services – 6.4%
1,650	Dun & Bradstreet Corp.	170,082
1,400	Verisk Analytics, Inc. (b)	111,888
		281,970
	Real Estate Management & Development – 1.2%
493	Howard Hughes Corp. (b)	52,204

	Semiconductors &
	Semiconductor Equipment – 1.8%
5,000	Micron Technology, Inc. (b)	52,350
1,300	Veeco Instruments, Inc. (b)	25,324
		77,674
	Software – 4.7%
2,400	Check Point Software Technologies, Ltd. (a) (b)	209,928

	Specialty Retail – 1.5%
4,400	Party City Holdco, Inc. (b)	66,176

	Technology Hardware,
	Storage & Peripherals – 1.5%
875	SanDisk Corp.	66,570

	Textiles, Apparel & Luxury Goods – 4.1%
5,900	Gildan Activewear, Inc. (a)	180,009
	TOTAL COMMON STOCKS
	(Cost $3,759,039)	3,657,352

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS – 17.7%	Value

339,979	Fidelity Institutional Money Market
	Government Portfolio – Class I, 0.23% (c)	$339,979
444,604	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.35% (c)	444,604
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $784,583)	784,583
	Total Investments in Securities
	(Cost $4,543,622) – 100.5%	4,441,935
	Liabilities in Excess of Other Assets – (0.5)%	(23,825)
	NET ASSETS – 100.0%	$4,418,110

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares	COMMON STOCKS – 64.4%	Value

	Banks – 5.1%
14,500	Bank of America Corp.	$196,040
7,500	Citigroup, Inc.	313,125
4,500	JPMorgan Chase & Co.	266,490
		775,655
	Beverages – 1.6%
2,300	PepsiCo, Inc.	235,704

	Communications Equipment – 1.7%
9,000	Cisco Systems, Inc.	256,230

	Construction & Engineering – 1.5%
7,500	AECOM Technology Corp. (b)	230,925

	Electrical Equipment – 1.3%
3,600	Emerson Electric Co.	195,768

	Electronic Equipment,
	Instruments & Components – 1.8%
4,400	TE Connectivity Ltd. (a)	272,448

	Energy Equipment & Services – 4.5%
7,600	Baker Hughes, Inc.	333,108
4,500	Rowan Companies plc – Class A (a)	72,450
3,700	Schlumberger Ltd. (a)	272,875
		678,433
	Food & Staples Retailing – 0.7%
1,600	Wal-Mart Stores, Inc.	109,584

	Health Care Equipment & Supplies – 2.7%
3,800	Zimmer Biomet Holdings, Inc.	405,194

	Health Care Providers & Services – 1.5%
3,200	Quest Diagnostics, Inc.	228,640

	Hotels, Restaurants & Leisure – 1.8%
5,400	Las Vegas Sands Corp.	279,072

	Household Products – 1.0%
1,900	Procter & Gamble Co.	156,389

	Industrial Conglomerates – 1.0%
5,000	General Electric Co.	158,950

	Insurance – 7.7%
7,300	American International Group, Inc.	394,565
9,600	Lincoln National Corp.	376,320

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Insurance – 7.7%, Continued
8,900	MetLife, Inc.	$391,066
		1,161,951
	IT Services – 2.7%
2,700	International Business Machines Corp.	408,915

	Leisure Products – 2.7%
12,300	Mattel, Inc.	413,526

	Metals & Mining – 3.9%
28,500	Freeport-McMoRan Inc.	294,690
4,300	Reliance Steel & Aluminum Co.	297,517
		592,207
	Oil, Gas & Consumable Fuels – 4.9%
3,800	Antero Resources Corp. (b)	94,506
4,200	Chevron Corp.	400,680
8,900	Devon Energy Corp.	244,216
		739,402
	Pharmaceuticals – 5.2%
3,250	Abbott Laboratories	135,947
2,350	AbbVie, Inc.	134,232
1,450	Johnson & Johnson	156,890
4,200	Merck & Co., Inc.	222,222
4,700	Pfizer, Inc.	139,308
		788,599
	Professional Services – 2.6%
3,800	Dun & Bradstreet Corp.	391,704

	Software – 2.1%
5,900	Microsoft Corp.	325,857

	Technology Hardware, Storage & Peripherals – 2.3%
19,700	Hewlett Packard Enterprise Co.	349,281

	Textiles, Apparel & Luxury Goods – 1.8%
6,700	Coach, Inc.	268,603

	Trading Companies & Distributors – 2.3%
4,500	MSC Industrial Direct Inc.	343,395
	TOTAL COMMON STOCKS
	(Cost $9,531,711)	9,766,432

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Principal
Amount	CORPORATE BONDS – 15.0%	Value

	Chemicals – 1.8%
	Praxair, Inc.
$250,000	4.50%, 8/15/19	$273,641

	Depository Credit Intermediation – 2.0%
	Bank of America Corp.
300,000	2.60%, 1/15/19	305,277

	Health Care Equipment & Supplies – 2.0%
	Becton Dickinson & Co.
300,000	1.80%, 12/15/17	301,387

	Life Sciences Tools & Services – 1.5%
	Thermo Fisher Scientific, Inc.
230,000	2.25%, 8/15/16	231,277

	Nondepository Credit Intermediation – 1.7%
	General Electric Capital Corp.
250,000	3.35%, 10/17/16	253,456

	Oil, Gas & Consumable Fuels – 2.0%
	Marathon Oil Corp.
300,000	5.90%, 3/15/18	300,125

	Semiconductors & Semiconductor Equipment – 2.0%
	Altera Corp.
300,000	1.75%, 5/15/17	302,694

	Technology Hardware, Storage & Peripherals – 2.0%
	EMC Corp.
320,000	1.875%, 6/1/18	313,055
	TOTAL CORPORATE BONDS
	(Cost $2,294,582)	2,280,912

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 8.3%

	U.S. Government Agencies
	FHLMC
250,000	0.625%, 12/28/18 (c)	250,122
335,000	1.00%, 3/30/21 (c)	335,233
		585,355
U.S. Treasury Bond
U.S. Treasury Bond TIPS
333,854	0.125%, 4/15/20	341,098

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Principal
Amount/Shares		Value

	U.S. Treasury Note
	U.S. Treasury Note TIPS
$334,960	0.125%, 1/15/22	$340,266
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES
	(Cost $1,256,704)	1,266,719

	SHORT-TERM INVESTMENTS – 12.2%

1,179,210	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.35% (e)	1,179,210

	U.S. Treasury Bill
$85,000	0.099%, 4/21/16 (d)	84,995
85,000	0.125%, 5/19/16 (d)	84,986
100,000	0.202%, 6/23/16 (d)	99,954
125,000	0.26%, 7/21/16 (d)	124,900
125,000	0.33%, 8/18/16 (d)	124,841
145,000	0.372%, 9/22/16 (d)	144,739
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,843,400)	1,843,625
	Total Investments in Securities
	(Cost $14,926,397) – 99.9%	15,157,688
	Other Assets in Excess of Liabilities – 0.1%	11,576
	NET ASSETS – 100.0%	$15,169,264

ADR – American Depositary Receipt
FHLMC – Federal Home Loan Mortgage Corporation
TIPS – Treasury Inflation Protected Securities
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2016.
(d)	Rate shown is the discount rate at March 31, 2016.
(e)	Rate shown is the 7-day annualized yield at March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $468,370,444, $4,543,622, and $14,926,397, respectively)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Dividend tax reclaim
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Accrued expenses
Total liabilities
NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]

Net asset value and redemption price per share

Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income
Accumulated net realized gain/(loss) from investments
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited), Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Outliers	Cornerstone
Fund	Fund	Fund

$554,437,220	$4,441,935	$15,157,688

—	10,136	4,204
542,903	—	—
323,121	3,739	28,501
—	46	—
38,183	8,908	14,839
555,341,427	4,464,764	15,205,232

—	11,144	—
400,953	—	—
385,187	—	—
116,298	498	325
13,999	1,993	1,717
52,924	11,378	12,863
42,449	6,680	5,947
10,362	10,359	10,360
1,500	1,501	1,501
13,256	3,101	3,255
1,036,928	46,654	35,968
$554,304,499	$4,418,110	$15,169,264

$184,551,432	$286,060	$387,898
4,410,657	13,338	16,409
$41.84	$21.45	$23.64
$44.04	$22.58	$24.88

$369,753,067	$4,132,050	$14,781,366
8,804,457	192,022	624,480
$42.00	$21.52	$23.67

$478,573,165	$4,972,320	$15,063,427
1,521,253	3,788	44,057
(11,856,695)	(456,311)	(169,511)
86,066,776	(101,687)	231,291
$554,304,499	$4,418,110	$15,169,264

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2016 (Unaudited)

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax of
$0, $371, and $54, respectively)	$5,796,992	$29,327	$108,576
Interest	39,174	840	14,140
Total income	5,836,166	30,167	122,716
Expenses
Advisory fees (Note 4)	2,392,424	23,455	46,785
12b-1 fees – Class A shares (Note 5)	230,526	579	465
Administration and fund
accounting fees (Note 4)	188,116	34,519	39,478
Transfer agent fees and expenses (Note 4)	125,188	16,395	17,251
Custody fees (Note 4)	32,166	3,340	3,152
Registration fees	24,859	3,855	2,826
Printing and mailing expense	13,570	1,063	702
Audit fees	10,368	10,362	10,362
Trustees fees	7,659	4,679	4,625
Legal fees	6,368	4,087	4,094
Insurance expense	5,486	774	815
Chief Compliance Officer fee (Note 4)	4,500	4,501	4,501
Miscellaneous	10,585	1,501	1,505
Total expenses	3,051,815	109,110	136,561
Less: Advisory fees waived and
expenses reimbursed by
Adviser (Note 4)	(143,259)	(82,731)	(83,462)
Net expenses	2,908,556	26,379	53,099
Net investment income	2,927,610	3,788	69,617
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain from investments	(4,327,660)	(455,546)	(169,508)
Net change in unrealized
appreciation/(depreciation) on investments	45,695,621	434,630	960,701
Net realized and unrealized
gain/(loss) on investments	41,367,961	(20,916)	791,193
Net Increase/(Decrease) in Net Assets
Resulting from Operations	$44,295,571	$(17,128)	$860,810

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,927,610	$3,996,051
Net realized loss from investments and written options	(4,327,660)	(2,668,950)
Net change in unrealized appreciation/(depreciation) on:
Investments	45,695,621	(69,378,930)
Written options	—	832,799
Net increase/(decrease) in net assets
resulting from operations	44,295,571	(67,219,030)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,263,966)	(709,359)
Institutional Class Shares	(3,383,154)	(1,875,717)
From net realized gain on investments
Class A Shares	—	(12,950,343)
Institutional Class Shares	—	(21,066,991)
Total distributions to shareholders	(4,647,120)	(36,602,410)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(457,757)	77,540,972
Total increase/(decrease) in net assets	39,190,694	(26,280,468)
NET ASSETS
Beginning of period	515,113,805	541,394,273
End of period	$554,304,499	$515,113,805
Accumulated net investment income	$1,521,253	$3,240,763

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	521,088	$20,842,614	1,243,402	$55,046,254
Shares issued on reinvestments
of distributions	26,043	1,071,650	292,393	12,306,811
Shares redeemed	(914,078)	(36,479,856)	(1,273,439)	(55,953,338)
Net increase/(decrease)	(366,947)	$(14,565,592)	262,356	$11,399,727

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	1,525,122	$61,214,708	2,824,553	$124,280,912
Shares issued on reinvestments
of distributions	46,827	1,932,539	297,407	12,556,533
Shares redeemed	(1,236,308)	(49,039,412)	(1,623,833)	(70,696,200)
Net increase	335,641	$14,107,835	1,498,127	$66,141,245

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Outliers Fund
	Six Months Ended
	March 31, 2016	Period Ended
	(Unaudited)	September 30, 2015*
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$3,788	$(8,560)
Net realized loss from investments	(455,546)	(99,339)
Net change in unrealized depreciation on investments	434,630	(536,317)
Net decrease in net assets resulting
from operations	(17,128)	(644,216)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A Shares	(6,802)	—
Institutional Class Shares	(100,607)	—
Total distributions to shareholders	(107,409)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	39,880	5,146,983
Total increase/(decrease) in net assets	(84,657)	4,502,767
NET ASSETS
Beginning of period	4,502,767	—
End of period	$4,418,110	$4,502,767
Accumulated net investment income	$3,788	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Period Ended
	(Unaudited)		September 30, 2015*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	47,993	$1,035,151	13,422	$333,647
Shares issued on reinvestments
of distributions	308	6,593	—	—
Shares redeemed	(47,993)	(947,382)	(392)	(9,743)
Net increase	308	$94,362	13,030	$323,904

	Six Months Ended
	March 31, 2016		Period Ended
	(Unaudited)		September 30, 2015*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	22,805	$501,189	77,899	$1,910,712
Shares issued on reinvestments
of distributions	4,666	100,141	—	—
Shares issued in connection
with transfer in-kind	—	—	141,189	3,529,726
Shares redeemed	(30,125)	(655,812)	(24,412)	(617,359)
Net increase/(decrease)	(2,654)	$(54,482)	194,676	$4,823,079

*  Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015*
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$69,617	$63,083
Net realized loss from investments	(169,508)	(78,985)
Net change in unrealized
appreciation/(depreciation) on investments	960,701	(729,410)
Net increase/(decrease) in net assets
resulting from operations	860,810	(745,312)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,204)	—
Institutional Class Shares	(86,439)	—
From net realized gain on investments
Class A Shares	(14,255)	—
Institutional Class Shares	(423,165)	—
Total distributions to shareholders	(526,063)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,941,996	10,637,833
Total increase in net assets	5,276,743	9,892,521
NET ASSETS
Beginning of period	9,892,521	—
End of period	$15,169,264	$9,892,521
Accumulated net investment income	$44,057	$63,083

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	—	$—	18,281	$456,257
Shares issued on reinvestments
of distributions	698	16,041	—	—
Shares redeemed	—	(10)	(2,570)	(63,612)
Net increase	698	$16,031	15,711	$392,645

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		September 30, 2015*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	211,774	$4,848,740	229,199	$5,712,512
Shares issued on reinvestments
of distributions	21,301	489,492	—	—
Shares issued in connection
with transfer in-kind	—	—	184,742	4,618,542
Shares redeemed	(19,112)	(412,267)	(3,424)	(85,866)
Net increase	213,963	$4,925,965	410,517	$10,245,188

*  Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value,
beginning of period	$38.76		$47.01	$40.68	$29.86	$24.27	$26.16
Income from
investment operations:
Net investment income^	0.18		0.24	0.19	0.36	0.31	0.26
Net realized and unrealized
gain/(loss) on investments
and written options	3.17		(5.52)	8.17	10.91	5.51	(1.91)
Total from
investment operations	3.35		(5.28)	8.36	11.27	5.82	(1.65)
Less distributions:
From net investment income	(0.27)		(0.15)	(0.29)	(0.33)	(0.23)	(0.10)
From net realized
gain on investments	—		(2.82)	(1.74)	(0.12)	(0.00)#	(0.14)
Total distributions	(0.27)		(2.97)	(2.03)	(0.45)	(0.23)	(0.24)
Net asset value, end of period	$41.84		$38.76	$47.01	$40.68	$29.86	$24.27

Total return	8.66	%+	-11.73%	21.22%	38.24%	24.14%	-6.44%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$184,551		$185,183	$212,245	$105,366	$58,954	$37,987
Ratio of expenses to
average net assets:
Before fee waiver	1.30	%++	1.30%	1.39%	1.50%	1.58%	1.61%
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.87	%++	0.48%	0.28%	0.75%	0.77%	0.54%
After fee waiver	0.92	%++	0.53%	0.42%	1.00%	1.10%	0.90%
Portfolio turnover rate	15.88	%+	30.38%	23.10%	27.82%	29.19%	22.48%

^	Based on average shares outstanding.
#	Less than $0.01.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value,
beginning of period	$38.96		$47.22	$40.84	$29.96	$24.34	$26.20
Income from
investment operations:
Net investment income^	0.24		0.35	0.30	0.44	0.38	0.33
Net realized and unrealized
gain/(loss) on investments
and written options	3.18		(5.54)	8.19	10.96	5.52	(1.91)
Total from
investment operations	3.42		(5.19)	8.49	11.40	5.90	(1.58)
Less distributions:
From net investment income	(0.38)		(0.25)	(0.37)	(0.40)	(0.28)	(0.14)
From net realized
gain on investments	—		(2.82)	(1.74)	(0.12)	(0.00)#	(0.14)
Total distributions	(0.38)		(3.07)	(2.11)	(0.52)	(0.28)	(0.28)
Net asset value, end of period	$42.00		$38.96	$47.22	$40.84	$29.96	$24.34

Total return	8.81	%+	-11.50%	21.50%	38.62%	24.45%	-6.18%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$369,759		$329,930	$329,149	$197,416	$123,911	$92,020
Ratio of expenses to
average net assets:
Before fee waiver	1.05	%++	1.05%	1.14%	1.25%	1.33%	1.36%
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.13	%++	0.74%	0.52%	0.98%	1.02%	0.81%
After fee waiver	1.18	%++	0.79%	0.66%	1.23%	1.35%	1.17%
Portfolio turnover rate	15.88	%+	30.38%	23.10%	27.82%	29.19%	22.48%

^	Based on average shares outstanding.
#	Less than $0.01.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
			December 31, 2014*
	Six Months Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$21.64		$25.00
Income from investment operations:
Net investment income/(loss)^	0.02		(0.10)
Net realized and unrealized
gain/(loss) on investments	0.31		(3.26)
Total from investment operations	0.33		(3.36)
Less distributions:
From net realized gain on investments	(0.52)		—
Total distributions	(0.52)		—
Net asset value, end of period	$21.45		$21.64

Total return	1.54	%+	-13.44	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$286		$282
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.72	%++	4.92	%++
After fee waiver and expense reimbursement	1.35	%++	1.35	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(3.13	%)++	(4.14	%)++
After fee waiver and expense reimbursement	0.24	%++	(0.57	%)++
Portfolio turnover rate	34.28	%+	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
			December 31, 2014*
	Six Months Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$21.68		$25.00
Income from investment operations:
Net investment income/(loss)^	0.02		(0.04)
Net realized and unrealized
gain/(loss) on investments	0.34		(3.28)
Total from investment operations	0.36		(3.32)
Less distributions:
From net realized gain on investments	(0.52)		—
Total distributions	(0.52)		—
Net asset value, end of period	$21.52		$21.68

Total return	1.68	%+	-13.28	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,132		$4,221
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.64	%++	4.67	%++
After fee waiver and expense reimbursement	1.10	%++	1.10	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(3.39	%)++	(3.80	%)++
After fee waiver and expense reimbursement	0.15	%++	(0.23	%)++
Portfolio turnover rate	34.28	%+	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
			December 31, 2014*
	Six Months Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$23.17		$25.00
Income from investment operations:
Net investment income^	0.11		0.17
Net realized and unrealized
gain/(loss) on investments	1.41		(2.00)
Total from investment operations	1.52		(1.83)
Less distributions:
From net investment income	(0.14)		—
From net realized gain on investments	(0.91)		—
Total distributions	(1.05)		—
Net asset value, end of period	$23.64		$23.17

Total return	6.68	%+	-7.32	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$388		$364
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	2.59	%++	3.34	%++
After fee waiver and expense reimbursement	1.15	%++	1.15	%++
Ratio of net investment
income/(loss) to average net assets:
Before fee waiver and expense reimbursement	(0.51	%)++	(1.27	%)++
After fee waiver and expense reimbursement	0.93	%++	0.92	%++
Portfolio turnover rate	11.48	%+	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
			December 31, 2014*
	Six Months Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
Net asset value, beginning of period	$23.21		$25.00
Income from investment operations:
Net investment income^	0.14		0.21
Net realized and unrealized
gain/(loss) on investments	1.41		(2.00)
Total from investment operations	1.55		(1.79)
Less distributions:
From net investment income	(0.18)		—
From net realized gain on investments	(0.91)		—
Total distributions	(1.09)		—
Net asset value, end of period	$23.67		$23.21

Total return	6.83	%+	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$14,781		$9,529
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	2.33	%++	3.14	%++
After fee waiver and expense reimbursement	0.90	%++	0.90	%++
Ratio of net investment
income/(loss) to average net assets:
Before fee waiver and expense reimbursement	(0.23	%)++	(1.09	%)++
After fee waiver and expense reimbursement	1.20	%++	1.15	%++
Portfolio turnover rate	11.48	%+	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (“Outliers Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds ”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  Each Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,581,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  Management has also analyzed the Outliers Fund’s and the Cornerstone Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the six months ended March 31, 2016, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2016:

Partners Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$29,295,650	$—	$—	$29,295,650
Consumer Staples	12,987,000	—	—	12,987,000
Energy	77,402,780	—	—	77,402,780
Financials	124,048,150	—	—	124,048,150
Health Care	65,920,215	—	—	65,920,215
Industrials	87,736,795	—	—	87,736,795
Information Technology	91,355,100	—	—	91,355,100
Materials	50,105,550	—	—	50,105,550
Total Common Stocks	538,851,240	—	—	538,851,240
Fixed Income
Corporate Bonds	—	1,715,678	—	1,715,678
Total Fixed Income	—	1,715,678	—	1,715,678
Short-Term Investments	13,870,302	—	—	13,870,302
Total Assets	$552,721,542	$1,715,678	$—	$554,437,220

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Outliers Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$652,812	$—	$—	$652,812
Energy	361,451	—	—	361,451
Financials	376,168	—	—	376,168
Health Care	920,427	—	—	920,427
Industrials	609,870	—	—	609,870
Information Technology	577,487	—	—	577,487
Materials	159,137	—	—	159,137
Total Common Stocks	3,657,352	—	—	3,657,352
Short-Term Investments	784,583	—	—	784,583
Total Assets	$4,441,935	$—	$—	$4,441,935

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$961,201	$—	$—	$961,201
Consumer Staples	501,677	—	—	501,677
Energy	1,417,835	—	—	1,417,835
Financials	1,937,606	—	—	1,937,606
Health Care	1,422,433	—	—	1,422,433
Industrials	1,320,742	—	—	1,320,742
Information Technology	1,612,731	—	—	1,612,731
Materials	592,207	—	—	592,207
Total Common Stocks	9,766,432	—	—	9,766,432
Fixed Income
Corporate Bonds	—	2,280,912	—	2,280,912
U.S. Government Agencies
and Instrumentalities	—	1,266,719	—	1,266,719
Total Fixed Income	—	3,547,631	—	3,547,631
Short-Term Investments	1,179,210	664,415	—	1,843,625
Total Assets	$10,945,642	$4,212,046	$—	$15,157,688

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2016.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2016, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2016, the Partners Fund, the Outliers Fund and the Cornerstone Fund incurred $2,392,424, $23,455 and $46,785, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Outliers Fund	1.35%	1.10%
Cornerstone Fund	1.15%	0.90%

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended March 31, 2016, the Adviser reduced its fees in the amount of $143,259, $82,731 and $83,462 in the Partners Fund, the Outliers Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2017, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2016	2017	2018	2019	Total
Partners Fund	$593,876	$573,464	$294,913	$143,259	$1,605,512
Outliers Fund	—	—	122,482	82,731	205,213
Cornerstone Fund	—	—	123,515	83,462	206,977

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended March 31, 2016, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

	Partners	Outliers	Cornerstone
	uuuu	Fund	Fund
Administration and Fund Accounting	$188,116	$34,519	$39,478
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	82,807	15,443	15,375
Custody	32,166	3,340	3,152
Chief Compliance Officer	4,500	4,501	4,501

At March 31, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration	$52,924	$11,378	$12,863
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	23,526	5,190	4,989
Custody	13,999	1,993	1,717
Chief Compliance Officer	1,500	1,501	1,501

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2016, the Class A shares of the Partners Fund, the Outliers Fund and the Cornerstone Fund paid the Distributor $230,526, $579 and $465, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$83,990,332	—	$88,054,972
Outliers Fund	—	1,345,629	—	1,488,079
Cornerstone Fund	646,753	4,183,317	300,000	915,065

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2016, the Partners Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2016 and the year ended September 30, 2015 was as follows:

	Six Months Ended	Period Ended
	March 31, 2016	September 30, 2015
Partners Fund
Ordinary income	$4,647,120	$ 4,484,561
Long-term capital gains	—	32,117,848

Outliers Fund
Ordinary income	—	—
Long-term capital gains	107,409	—

Cornerstone Fund
Ordinary income	88,643	—
Long-term capital gains	437,420	—

As of September 30, 2015, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Cost of Investments (a)	$475,115,220	$5,042,270	$10,848,606
Gross unrealized appreciation	90,448,823	401,967	1,653,729
Gross unrealized depreciation	(50,481,016)	(939,048)	(2,383,139)
Net unrealized
appreciation/(depreciation) (a)	39,967,807	(537,081)	(729,410)
Undistributed ordinary income	3,240,763	—	63,083
Undistributed long-term capital gains	—	107,408	437,417
Total distributable earnings	3,240,763	107,408	500,500
Other accumulated gains/(losses)	(7,125,687)	—	—
Total accumulated earnings/(losses)	$36,082,883	$(429,673)	$(228,910)

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

At September 30, 2015, the Partners Fund deferred, on a tax basis, post-October losses of $7,125,687.

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2016 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Poplar Forest Partners Fund
Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) for another annual term for the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund, and the Poplar Forest Cornerstone Fund (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

short-term and long-term performance of the Funds as of June 30, 2015 on both an absolute basis and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar classifications.  The Board noted that the Poplar Forest Outliers Fund and the Poplar Forest Cornerstone Fund, commenced operations on December 31, 2014, and therefore determined that the funds had not been operating for a sufficient period of time to meaningfully judge performance.  While the Board considered both short-term and long-term performance of the Poplar Forest Partners Fund, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Poplar Forest Partners Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

Poplar Forest Partners Fund: The Board noted that the Poplar Forest Partners Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the three-year, five-year and since inception periods, and was below the peer group median for the one-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the three-year, five-year and since inception periods, and was below the peer group median for the one-year period.

The Board also considered that the Fund generally performed in-line with similarly managed accounts s for all relevant periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients.

Poplar Forest Partners Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

expense ratio for the Class A shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and below the peer group average.  The Board also noted that the contractual advisory fee was well above the peer group median and average but also noted that the fee included breakpoints, which were currently in effect.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were still higher than the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable in light of the Fund’s outperformance of its peer group over longer periods of time.

Poplar Forest Outliers Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.35% for the Class A shares and 1.10% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was above the peer group median and below the peer group average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was above the peer group median and average; however, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management fees charged to the Fund.  The Board considered that the expected contractual advisory fee of the Outliers Fund was in line with the fee charged by the Adviser to a similarly managed private fund and higher than the fee charged by the Adviser to a similarly managed institutional sub-advised account.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Poplar Forest Cornerstone Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.15% for the Class A shares and 0.90% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was above the peer group median but equal to the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was above the peer group median and the peer group average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and average, but closer to the median and average of peers with smaller asset sizes; however, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees from the Fund during the most recent fiscal period.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Adviser had shared economies of scale on the Forest Partners Fund through breakpoints on the advisory fee and that the Cornerstone and Outliers Funds also were structured with breakpoints on their advisory fees, although those Funds had just recently been launched and had not experienced meaningful growth to date.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund and the Poplar Forest Cornerstone Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*              /s/ Douglas G. Hess
           Douglas G. Hess, President

Date     6/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Douglas G. Hess
   Douglas G. Hess, President

Date     6/6/16

By (Signature and Title)*              /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date     6/6/16

* Print the name and title of each signing officer under his or her signature